UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08797

Name of Fund:	BlackRock Series, Inc.
BlackRock International Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series, Inc.,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2024

Date of reporting period: 11/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds II

•  BlackRock Global Dividend Portfolio

BlackRock Series, Inc.

•  BlackRock International Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended November 30, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in November 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as interest rates stabilized, and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced strongly, while emerging market equities posted modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates five times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.17%	13.84%

U.S. small cap equities (Russell 2000® Index)	4.24	(2.57)

International equities (MSCI Europe, Australasia, Far East Index)	5.12	12.36

Emerging market equities (MSCI Emerging Markets Index)	4.60	4.21

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.69	4.91

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.98)	(2.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(0.80)	1.18

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.29	4.28

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.52	8.69

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2023	BlackRock Global Dividend Portfolio

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

Stock selection within the communication services, financials and healthcare sectors detracted the most from the Fund’s performance relative to the benchmark.

In terms of individual holdings, the largest detractors from relative performance included Lonza Group (“Lonza”), AstraZeneca plc (“AstraZeneca”) and Prudential Financial, Inc. (“Prudential”).

Lonza, the Swiss pharmaceutical and biotech company, was the top detractor from relative performance over the reporting period. Following the unexpected departure of Lonza’s CEO in September 2023, the company held its Capital Markets Day in October and downgraded 2024 guidance. Unlike previous downgrades, this downgrade was centered on its Biologics division – the structural growth piece of the business – that management had indicated was “sold out for the foreseeable future.” The Fund exited its position in Lonza in November 2023.

AstraZeneca, the Anglo-Swedish pharmaceutical company, detracted from relative performance despite the company reporting strong third quarter results with sales and profits in line with expectations. The shares underperformed more growth-oriented areas of the market given expectations for interest rate cuts from central banks. Prudential, the U.K.-based multinational insurance company and leading provider of insurance products and services in Asia, also detracted from relative performance during the period. While Prudential’s shares came under pressure due to weaker sentiment in China, the company posted strong new business profits for the first half of 2023. In addition, Prudential’s new CEO announced plans for a $1 billion investment program designed to drive strong organic new business premium growth over the 2022-27 period.

The largest contributors to relative performance during the period were stock selection within industrials and energy and a lack of exposure to utilities. In terms of individual holdings, the largest contributors to relative performance included Mediatek Inc. (“Mediatek”), Assurant, Inc. (“Assurant”) and Baker Hughes Company. Mediatek, the Taiwanese semiconductor company, led positive contributions to relative return as third quarter earnings exceeded estimates. Mediatek benefited from a significant improvement in inventory levels and expected an acceleration in smartphone-related demand with tailwinds from its new flagship 5G system-on-chip. The Fund has maintained the position as the smartphone market continues to recover and Mediatek is positioned to continue to gain market share.

Assurant, the American specialty insurance company, contributed to relative performance as well. Assurant reported strong third quarter results as it beat earnings estimates and upgraded its outlook for 2023 to mid-to-high teens growth. This reflected continued improvement in Assurant’s Global Housing segment due to higher earnings and lower reportable catastrophes, as well as improvement in Global Lifestyle given earnings growth driven by increasing subscriptions by mobile phone owners.

Baker Hughes Company, the U.S. energy technology company with business segments including oilfield services and equipment and industrial and energy technology, was another significant contributor to relative performance. Energy stocks in general had reflected a higher probability of recession relative to other cyclical sectors and benefited as recession fears eased and OPEC+ production cuts led to a rally in oil prices.

Describe recent portfolio activity.

The most significant change in the Fund’s positioning was an increase in exposure to the industrials sector, driven by purchases of BAE Systems plc, Union Pacific Corp. and Carrier Global Corp. Conversely, the Fund reduced exposure to communication services through sales of KDDI Corp. and Walt Disney Co. The Fund also reduced exposure to consumer discretionary with sales of Inditex and Kering SA and to consumer staples with sales of Diageo plc and Reckitt Benckiser Group plc.

Describe portfolio positioning at period end.

The Fund’s largest overweight sector exposures were to industrials, healthcare and consumer staples, while the Fund was most underweight consumer discretionary, communication services and information technology. From a regional perspective, the majority of the portfolio was listed in North America and Europe, with large overweight exposures in Europe, particularly to the United Kingdom and France. The largest underweight exposures were to the United States and Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Global Dividend Portfolio

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	6.06%	8.26%	N/A	6.81%	N/A	6.11%	N/A
Investor A	5.95	7.99	2.32%	6.52	5.38%	5.83	5.26%
Investor C	5.56	7.16	6.16	5.72	5.72	5.19	5.19
Class K	6.09	8.30	N/A	6.87	N/A	6.16	N/A
MSCI All Country World Index(c)	8.28	12.01	N/A	9.07	N/A	7.60	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the United States (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the United States).

(c)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,060.60	$ 4.26		$ 1,000.00	$ 1,020.87	$ 4.19		0.83%
Investor A	1,000.00	1,059.50	5.54		1,000.00	1,019.62	5.45		1.08
Investor C	1,000.00	1,055.60	9.71		1,000.00	1,015.56	9.52		1.89
Class K	1,000.00	1,060.90	3.85		1,000.00	1,021.26	3.79		0.75

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	5.1%

Apple Inc.	3.5

Nestlé SA, Registered Shares	3.0

Mondelez International, Inc., Class A	3.0

Taiwan Semiconductor Manufacturing Co. Ltd.	2.8

AstraZeneca PLC	2.8

UnitedHealth Group, Inc.	2.7

Otis Worldwide Corp.	2.7

Accenture PLC, Class A	2.6

Philip Morris International, Inc.	2.6

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United States	54.6%

United Kingdom	12.4

France	9.1

Switzerland	6.6

Taiwan	4.8

Netherlands	4.1

Denmark	2.2

Canada	2.0

Mexico	2.0

Singapore	1.3

Indonesia	1.0

Liabilities in Excess of Other Assets	(0.1)

(a)	Excludes short-term securities.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2023	BlackRock International Fund

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI All Country World Index ex-USA.

What factors influenced performance?

Stock selection in the industrials, financials, and information technology sectors contributed to the Fund’s positive relative performance.

At the individual stock level, the Japanese human resources company Recruit Holdings Co., Ltd. was the leading contributor to relative performance. The stock rose on the strength of better-than-expected earnings, a favorable interest-rate backdrop, and news that a private equity firm took a stake in the company. The semiconductor stocks Lasertec Corp. and Infineon Technologies AG also contributed to relative performance amid a broader rally in chip stocks.

On the other hand, stock selection in the consumer discretionary, consumer staples, and energy sectors detracted from relative performance. Yum China Holdings, Inc.—which missed earnings expectations due to decreasing demand—was the largest individual detractor from relative performance. Positions in Heineken NV, which was hurt by downside risk to its earnings power, and Sony Group Corp., which lagged due to weakness in comparable companies, also detracted from relative performance.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocations to the consumer discretionary, information technology, and communication services sectors, and it reduced the Fund’s weightings in industrials, healthcare, and materials.

Describe portfolio positioning at period end.

The Fund’s largest sector overweights were in information technology, industrials, and consumer staples. Its largest underweights were in utilities, financials, and materials. From a geographic perspective, the Fund’s leading overweights were in the United States, Germany, and Denmark, while China, India, and Australia were its most notable underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	5.71%	10.89%	N/A	6.81%	N/A	3.86%	N/A
Investor A	5.52	10.60	4.80%	6.54	5.40%	3.54	2.99%
Investor C	5.19	9.74	8.74	5.75	5.75	2.83	2.83
Class K	5.73	10.94	N/A	6.88	N/A	3.90	N/A
Class R	5.39	10.34	N/A	6.27	N/A	3.26	N/A
MSCI All Country World Index ex-USA(c)	5.07	9.26	N/A	5.06	N/A	3.41	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund invests primarily in stocks of companies located outside the United States.
(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock International Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,057.10	$ 3.48		$ 1,000.00	$ 1,021.62	$ 3.44		0.68%
Investor A	1,000.00	1,055.20	4.76		1,000.00	1,020.37	4.70		0.93
Investor C	1,000.00	1,051.90	8.59		1,000.00	1,016.62	8.47		1.68
Class K	1,000.00	1,057.30	3.22		1,000.00	1,021.87	3.18		0.63
Class R	1,000.00	1,053.90	6.04		1,000.00	1,019.12	5.96		1.18

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Beiersdorf AG	6.7%

Sony Group Corp.	6.4

Canadian National Railway Co.	5.7

Samsung Electronics Co. Ltd.	5.6

Deutsche Telekom AG, Registered Shares	4.8

Novo Nordisk A/S, Class B	4.7

Recruit Holdings Co. Ltd.	4.6

Mastercard, Inc., Class A	3.9

Air Liquide SA	3.9

ASML Holding NV	3.8

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United States	17.6%

Germany	14.9

Japan	13.1

Canada	8.8

Denmark	6.6

United Kingdom	6.3

Netherlands	5.8

France	5.7

South Korea	5.6

Italy	5.3

Brazil	4.5

Switzerland	2.8

Spain	2.2

China	2.2

Liabilities in Excess of Other Assets	(1.4)

(a)	Excludes short-term securities.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 for BlackRock International Fund and June 8, 2016 for BlackRock Global Dividend Portfolio is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock International Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used,

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments    (continued)

may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	9

Schedule of Investments (unaudited) November 30, 2023	BlackRock Global Dividend Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.0%
TELUS Corp.	1,379,562	$24,684,598

Denmark — 2.2%
Novo Nordisk A/S, Class B	263,241	26,893,926

France — 9.1%
Air Liquide SA	139,518	26,449,849
EssilorLuxottica SA	165,680	31,636,142
LVMH Moet Hennessy Louis Vuitton SE	32,526	24,891,466
Sanofi SA	323,314	30,153,861

		113,131,318

Indonesia — 1.0%
Bank Rakyat Indonesia Persero Tbk PT	36,747,000	12,505,900

Mexico — 2.0%
Wal-Mart de Mexico SAB de CV	6,225,358	24,509,312

Netherlands — 4.1%
Koninklijke KPN NV	7,430,439	25,451,729
Shell PLC	788,594	25,965,876

		51,417,605

Singapore — 1.3%
DBS Group Holdings Ltd.	699,100	16,606,900

Switzerland — 6.6%
Nestlé SA, Registered Shares	328,140	37,338,619
TE Connectivity Ltd.	138,783	18,180,573
Zurich Insurance Group AG, Class N	51,967	26,036,315

		81,555,507

Taiwan — 4.8%
MediaTek, Inc.	842,000	25,427,988
Taiwan Semiconductor Manufacturing Co. Ltd.	1,895,000	34,663,566

		60,091,554

United Kingdom — 12.4%
AstraZeneca PLC	266,245	34,267,436
BAE Systems PLC	1,840,129	24,413,583
Ferguson PLC	115,221	19,539,203
Prudential PLC	1,860,990	20,354,391
RELX PLC	754,733	29,073,653
Taylor Wimpey PLC	16,376,724	26,842,066

		154,490,332

Security	Shares	Value

United States — 54.0%
AbbVie, Inc.	223,673	$31,848,798
Accenture PLC, Class A	96,922	32,288,595
American Express Co.	119,513	20,409,235
Apple Inc.	231,878	44,045,226
Assurant, Inc.	113,118	19,006,086
Baker Hughes Co., Class A	732,429	24,719,479
Carrier Global Corp.	419,151	21,779,086
Citizens Financial Group, Inc.	925,314	25,233,313
Intercontinental Exchange, Inc.	280,764	31,962,174
M&T Bank Corp.	148,053	18,975,953
Medtronic PLC	291,741	23,126,309
Microsoft Corp.	167,633	63,517,820
Mondelez International, Inc., Class A	522,010	37,094,031
Oracle Corp.	276,657	32,150,310
Otis Worldwide Corp.	390,635	33,512,577
Paychex, Inc.	263,756	32,170,319
Philip Morris International, Inc.	344,755	32,186,327
Republic Services, Inc.	154,626	25,024,672
Synchrony Financial	388,893	12,584,577
Union Pacific Corp.	142,536	32,109,085
United Parcel Service, Inc., Class B	169,896	25,757,932
UnitedHealth Group, Inc.	61,435	33,971,712
Williams Cos., Inc. (The)	512,033	18,837,694

		672,311,310

Total Long-Term Investments — 99.5% (Cost: $1,029,317,048)		1,238,198,262

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(a)(b)	7,633,973	7,633,973

Total Short-Term Securities — 0.6% (Cost: $7,633,973)		7,633,973

Total Investments — 100.1% (Cost: $1,036,951,021)		1,245,832,235

Liabilities in Excess of Other Assets — (0.1)%		(877,195)

Net Assets — 100.0%		$1,244,955,040

(a)  Affiliate of the Fund.

(b)  Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$10,654,110	$—	$(3,020,137	)(a)	$—	$—	$7,633,973	7,633,973	$276,769	$—

(a)	Represents net amount purchased (sold).

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Global Dividend Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$24,684,598	$—	$—	$24,684,598
Denmark	—	26,893,926	—	26,893,926
France	—	113,131,318	—	113,131,318
Indonesia	—	12,505,900	—	12,505,900
Mexico	24,509,312	—	—	24,509,312
Netherlands	—	51,417,605	—	51,417,605
Singapore	—	16,606,900	—	16,606,900
Switzerland	18,180,573	63,374,934	—	81,555,507
Taiwan	—	60,091,554	—	60,091,554
United Kingdom	—	154,490,332	—	154,490,332
United States	672,311,310	—	—	672,311,310
Short-Term Securities
Money Market Funds	7,633,973	—	—	7,633,973

	$747,319,766	$498,512,469	$—	$1,245,832,235

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) November 30, 2023	BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 4.5%
B3 SA - Brasil Bolsa Balcao	12,759,269	$34,684,536
Lojas Renner SA	5,806,400	19,417,386
XP, Inc., Class A	1,024,057	23,850,287

		77,952,209

Canada — 8.8%
Canadian National Railway Co.	846,140	98,185,788
Suncor Energy, Inc.	1,587,673	52,347,168

		150,532,956

China — 2.2%
Yum China Holdings, Inc.	879,400	37,113,024

Denmark — 6.6%
Novo Nordisk A/S, Class B	793,120	81,028,832
Vestas Wind Systems A/S(a)	1,151,759	31,846,882

		112,875,714

France — 5.7%
Air Liquide SA	351,452	66,628,336
Remy Cointreau SA	263,960	31,373,469

		98,001,805

Germany — 14.9%
Beiersdorf AG	820,546	115,019,794
Deutsche Telekom AG, Registered Shares	3,431,197	82,239,850
Infineon Technologies AG, Class N	808,889	31,210,626
Puma SE	417,488	26,963,672

		255,433,942

Italy — 5.3%
Ferrari NV	97,780	35,237,703
Intesa Sanpaolo SpA	19,088,116	55,023,351

		90,261,054

Japan — 13.1%
Lasertec Corp.	160,800	35,912,516
Recruit Holdings Co. Ltd.	2,156,300	79,684,831
Sony Group Corp.	1,276,700	109,784,756

		225,382,103

Netherlands — 5.8%
ASML Holding NV	95,090	64,806,370
Heineken NV	371,013	33,963,662

		98,770,032

Security	Shares	Value

South Korea — 5.6%
Samsung Electronics Co. Ltd.	1,710,078	$96,427,429

Spain — 2.2%
Banco Bilbao Vizcaya Argentaria SA	4,066,594	37,856,990

Switzerland — 2.8%
UBS Group AG, Registered Shares	1,704,314	48,159,823

United Kingdom — 6.3%
Melrose Industries PLC	4,530,341	29,743,754
Smith & Nephew PLC	2,159,991	28,001,527
Standard Chartered PLC	6,186,681	51,214,334

		108,959,615

United States — 14.7%
Baker Hughes Co., Class A	889,017	30,004,323
Cadence Design Systems, Inc.(a)	143,907	39,325,466
Chart Industries, Inc.(a)	204,825	26,633,395
Freeport-McMoRan, Inc.	716,390	26,735,675
Mastercard, Inc., Class A	161,695	66,914,242
Thermo Fisher Scientific, Inc.	124,792	61,866,882

		251,479,983

Total Long-Term Investments — 98.5% (Cost: $1,485,676,200)		1,689,206,679

Short-Term Securities

Money Market Funds — 2.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(b)(c)	50,515,272	50,515,272

Total Short-Term Securities — 2.9% (Cost: $50,515,272)		50,515,272

Total Investments — 101.4% (Cost: $1,536,191,472)		1,739,721,951

Liabilities in Excess of Other Assets — (1.4)%		(23,880,577)

Net Assets — 100.0%		$1,715,841,374

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock International Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$91,039,412	$—	$(40,524,140	)(a)	$—	$—	$50,515,272	50,515,272	$1,028,577		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—	(771	)(a)	771	—	—	—	1,847(c	)	—

					$771	$—	$50,515,272		$1,030,424		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended November 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$87,548	$—	$—	$87,548

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(2,193,919)	$—	$—	$(2,193,919)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$—	(a)
Average amounts sold — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amounts shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$77,952,209	$—	$—	$77,952,209
Canada	150,532,956	—	—	150,532,956
China	—	37,113,024	—	37,113,024
Denmark	—	112,875,714	—	112,875,714
France	—	98,001,805	—	98,001,805
Germany	—	255,433,942	—	255,433,942

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock International Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Italy	$—	$90,261,054	$—	$90,261,054
Japan	—	225,382,103	—	225,382,103
Netherlands	—	98,770,032	—	98,770,032
South Korea	—	96,427,429	—	96,427,429
Spain	—	37,856,990	—	37,856,990
Switzerland	—	48,159,823	—	48,159,823
United Kingdom	—	108,959,615	—	108,959,615
United States	251,479,983	—	—	251,479,983
Short-Term Securities
Money Market Funds	50,515,272	—	—	50,515,272

	$530,480,420	$1,209,241,531	$—	$1,739,721,951

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

November 30, 2023

	BlackRock Global Dividend Portfolio	BlackRock International Fund

ASSETS
Investments, at value — unaffiliated(a)	$1,238,198,262	$1,689,206,679
Investments, at value — affiliated(b)	7,633,973	50,515,272
Foreign currency, at value(c)	608,318	680,869
Receivables:
Investments sold	—	13,711
Capital shares sold	615,420	1,934,328
Dividends — unaffiliated	3,908,405	2,729,988
Dividends — affiliated	36,671	118,590
From the Manager	—	95,771
Prepaid expenses	70,141	94,697

Total assets	1,251,071,190	1,745,389,905

LIABILITIES
Payables:
Investments purchased	2,796,784	24,852,009
Administration fees	60,642	—
Capital shares redeemed	1,390,601	2,873,198
Investment advisory fees	590,802	761,866
IRS compliance fee for foreign withholding tax claims	679,182	—
Directors’ and Officer’s fees	4,607	5,825
Other accrued expenses	339,906	661,125
Other affiliate fees	12,295	49,749
Professional fees	149,403	269,851
Service and distribution fees	91,928	74,908

Total liabilities	6,116,150	29,548,531

Commitments and contingent liabilities

NET ASSETS	$1,244,955,040	$1,715,841,374

NET ASSETS CONSIST OF:
Paid-in capital	$1,069,314,331	$2,105,749,132
Accumulated earnings (loss)	175,640,709	(389,907,758)

NET ASSETS	$1,244,955,040	$1,715,841,374

(a) Investments, at cost — unaffiliated	$1,029,317,048	$1,485,676,200
(b) Investments, at cost — affiliated	$7,633,973	$50,515,272
(c) Foreign currency, at cost	$614,281	$694,325

F I N A N C I A L S T A T E M E N T S	15

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2023

	BlackRock Global Dividend Portfolio		BlackRock International Fund

NET ASSET VALUE
Institutional
Net assets		$678,074,181	$1,018,634,413

Shares outstanding		59,973,478	54,585,094

Net asset value		$11.31	$18.66

Shares authorized		Unlimited	2 billion

Par value		$0.001	$0.0001

Investor A
Net assets		$371,728,518	$343,403,522

Shares outstanding		33,042,144	18,885,803

Net asset value		$11.25	$18.18

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Investor C
Net assets		$20,901,975	$5,908,743

Shares outstanding		1,868,452	354,433

Net asset value		$11.19	$16.67

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Class K
Net assets		$174,250,366	$342,189,532

Shares outstanding		15,380,836	18,330,148

Net asset value		$11.33	$18.67

Shares authorized		Unlimited	2 billion

Par value		$0.001	$0.0001

Class R
Net assets	$	N/A	$5,705,164

Shares outstanding		N/A	312,726

Net asset value	$	N/A	$18.24

Shares authorized		N/A	100 million

Par value	$	N/A	$0.0001

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended November 30, 2023

	BlackRock Global Dividend Portfolio	BlackRock International Fund

INVESTMENT INCOME
Dividends — unaffiliated	$15,430,566	$14,672,310
Dividends — affiliated	276,769	1,028,577
Securities lending income — affiliated — net	—	1,847
Other income	426,348	421,257
Foreign taxes withheld	(145,888)	(1,838,466)
Foreign withholding tax claims	2,127,586	1,636,657
IRS compliance fee for foreign withholding tax claims	(679,182)	—

Total investment income	17,436,199	15,922,182

EXPENSES
Investment advisory	3,711,054	5,087,841
Service and distribution — class specific	584,566	477,529
Transfer agent — class specific	474,176	1,059,050
Professional	309,014	235,017
Administration	254,731	—
Administration — class specific	125,940	—
Registration	82,264	113,786
Custodian	67,935	50,824
Accounting services	52,767	66,102
Printing and postage	14,213	20,407
Directors and Officer	8,180	10,097
Miscellaneous	37,690	19,758

Total expenses excluding interest expense	5,722,530	7,140,411
Interest expense	11	17,079

Total expenses	5,722,541	7,157,490
Less:
Fees waived and/or reimbursed by the Manager	(4,004)	(157,976)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	—	(707,978)

Total expenses after fees waived and/or reimbursed	5,718,537	6,291,536

Net investment income	11,717,662	9,630,646

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,113,444)	(75,840,146)
Investments — affiliated	—	771
Forward foreign currency exchange contracts	—	87,548
Foreign currency transactions	(56,457)	(528,107)

	(8,169,901)	(76,279,934)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	69,365,829	161,733,413
Forward foreign currency exchange contracts	—	(2,193,919)
Foreign currency translations	82,348	303,244

	69,448,177	159,842,738

Net realized and unrealized gain	61,278,276	83,562,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,995,938	$93,193,450

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Global Dividend Portfolio

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,717,662	$23,512,051
Net realized loss	(8,169,901)	(12,342,485)
Net change in unrealized appreciation (depreciation)	69,448,177	(47,862,978)

Net increase (decrease) in net assets resulting from operations	72,995,938	(36,693,412)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(8,961,192)	(44,763,840)
Investor A	(4,472,036)	(25,489,107)
Investor C	(181,313)	(1,768,726)
Class K	(2,388,785)	(7,060,364)

Decrease in net assets resulting from distributions to shareholders	(16,003,326)	(79,082,037)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(75,962,174)	(68,760,395)

NET ASSETS
Total decrease in net assets	(18,969,562)	(184,535,844)
Beginning of period	1,263,924,602	1,448,460,446

End of period	$1,244,955,040	$1,263,924,602

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock International Fund

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,630,646	$20,111,620
Net realized loss	(76,279,934)	(239,738,012)
Net change in unrealized appreciation (depreciation)	159,842,738	160,100,207

Net increase (decrease) in net assets resulting from operations	93,193,450	(59,526,185)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,922,875)	(13,232,529)
Investor A	(1,939,364)	(3,207,044)
Investor C	(17,321)	(28,758)
Class K	(2,228,510)	(4,225,037)
Class R	(27,952)	(30,965)

Decrease in net assets resulting from distributions to shareholders	(11,136,022)	(20,724,333)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(91,923,403)	(384,806,122)

NET ASSETS
Total decrease in net assets	(9,865,975)	(465,056,640)
Beginning of period	1,725,707,349	2,190,763,989

End of period	$1,715,841,374	$1,725,707,349

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio

	Institutional

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$10.80		$11.68	$14.37	$11.34	$12.60		$12.94	$13.27

Net investment income(a)	0.11		0.21	0.20	0.28	0.28		0.33	0.35
Net realized and unrealized gain (loss)	0.54		(0.42)	(0.62)	3.50	(0.65)		0.10	0.27

Net increase (decrease) from investment operations	0.65		(0.21)	(0.42)	3.78	(0.37)		0.43	0.62

Distributions(b)
From net investment income	(0.14)		(0.21)	(0.20)	(0.29)	(0.23)		(0.35)	(0.35)
From net realized gain	—		(0.46)	(2.07)	(0.46)	(0.66)		(0.42)	(0.60)

Total distributions	(0.14)		(0.67)	(2.27)	(0.75)	(0.89)		(0.77)	(0.95)

Net asset value, end of period	$11.31		$10.80	$11.68	$14.37	$11.34		$12.60	$12.94

Total Return(c)
Based on net asset value	6.06	%(d)	(1.34)%	(3.55)%	34.34%	(3.40	)%(d)	3.75%	4.76%

Ratios to Average Net Assets(e)
Total expenses	0.83	%(f)	0.79%	0.75%	0.75%	0.74	%(f)	0.74%	0.72%

Total expenses after fees waived and/or reimbursed	0.83	%(f)	0.79%	0.75%	0.75%	0.74	%(f)	0.74%	0.72%

Total expenses after fees waived and/or reimbursed excluding professional fees for foreign withholding tax claims	0.79	%(f)	0.79%	0.75%	0.75%	0.74	%(f)	0.74%	0.72%

Net investment income	1.94	%(f)	1.98%	1.59%	2.22%	2.75	%(f)	2.69%	2.64%

Supplemental Data
Net assets, end of period (000)	$678,074		$682,711	$857,966	$970,768	$835,194		$1,089,388	$1,619,539

Portfolio turnover rate	23%		53%	42%	86%	28%		20%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights    (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor A

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$10.74		$11.62	$14.31	$11.30	$12.55		$12.89	$13.23

Net investment income(a)	0.09		0.18	0.17	0.25	0.25		0.30	0.31
Net realized and unrealized gain (loss)	0.55		(0.41)	(0.62)	3.47	(0.64)		0.10	0.27

Net increase (decrease) from investment operations	0.64		(0.23)	(0.45)	3.72	(0.39)		0.40	0.58

Distributions(b)
From net investment income	(0.13)		(0.19)	(0.17)	(0.25)	(0.20)		(0.32)	(0.32)
From net realized gain	—		(0.46)	(2.07)	(0.46)	(0.66)		(0.42)	(0.60)

Total distributions	(0.13)		(0.65)	(2.24)	(0.71)	(0.86)		(0.74)	(0.92)

Net asset value, end of period	$11.25		$10.74	$11.62	$14.31	$11.30		$12.55	$12.89

Total Return(c)
Based on net asset value	5.95	%(d)	(1.62)%	(3.81)%	33.94%	(3.54	)%(d)	3.47%	4.42%

Ratios to Average Net Assets(e)
Total expenses	1.08	%(f)	1.04%	1.00%	1.01%	1.00	%(f)	1.01%	0.99%

Total expenses after fees waived and/or reimbursed	1.08	%(f)	1.04%	1.00%	1.01%	1.00	%(f)	1.01%	0.99%

Total expenses after fees waived and/or reimbursed excluding professional fees for foreign withholding tax claims	1.04	%(f)	1.04%	1.00%	1.01%	1.00	%(f)	1.01%	0.99%

Net investment income	1.70	%(f)	1.72%	1.34%	1.98%	2.49	%(f)	2.45%	2.40%

Supplemental Data
Net assets, end of period (000)	$371,729		$379,256	$474,705	$536,593	$378,291		$438,060	$492,173

Portfolio turnover rate	23%		53%	42%	86%	28%		20%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights    (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor C

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$10.68		$11.55	$14.23	$11.23	$12.47		$12.81	$13.15

Net investment income(a)	0.05		0.09	0.06	0.14	0.17		0.21	0.22
Net realized and unrealized gain (loss)	0.54		(0.40)	(0.61)	3.47	(0.62)		0.09	0.26

Net increase (decrease) from investment operations	0.59		(0.31)	(0.55)	3.61	(0.45)		0.30	0.48

Distributions(b)
From net investment income	(0.08)		(0.10)	(0.06)	(0.15)	(0.13)		(0.22)	(0.22)
From net realized gain	—		(0.46)	(2.07)	(0.46)	(0.66)		(0.42)	(0.60)

Total distributions	(0.08)		(0.56)	(2.13)	(0.61)	(0.79)		(0.64)	(0.82)

Net asset value, end of period	$11.19		$10.68	$11.55	$14.23	$11.23		$12.47	$12.81

Total Return(c)
Based on net asset value	5.56	%(d)	(2.40)%	(4.60)%	32.95%	(4.10	)%(d)	2.69%	3.64%

Ratios to Average Net Assets(e)
Total expenses	1.89	%(f)	1.82%	1.79%	1.77%	1.75	%(f)	1.76%	1.73%

Total expenses after fees waived and/or reimbursed	1.89	%(f)	1.82%	1.79%	1.77%	1.75	%(f)	1.76%	1.73%

Total expenses after fees waived and/or reimbursed excluding professional fees for foreign withholding tax claims	1.85	%(f)	1.82%	1.79%	1.77%	1.75	%(f)	1.76%	1.73%

Net investment income	0.90	%(f)	0.88%	0.48%	1.17%	1.75	%(f)	1.69%	1.65%

Supplemental Data
Net assets, end of period (000)	$20,902		$24,025	$40,587	$67,805	$172,131		$256,960	$329,207

Portfolio turnover rate	23%		53%	42%	86%	28%		20%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights    (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Class K

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$10.82		$11.70	$14.39	$11.36	$12.62		$12.96	$13.28

Net investment income(a)	0.11		0.24	0.21	0.29	0.28		0.34	0.39
Net realized and unrealized gain (loss)	0.55		(0.44)	(0.62)	3.49	(0.65)		0.09	0.24

Net increase (decrease) from investment operations	0.66		(0.20)	(0.41)	3.78	(0.37)		0.43	0.63

Distributions(b)
From net investment income	(0.15)		(0.22)	(0.21)	(0.29)	(0.23)		(0.35)	(0.35)
From net realized gain	—		(0.46)	(2.07)	(0.46)	(0.66)		(0.42)	(0.60)

Total distributions	(0.15)		(0.68)	(2.28)	(0.75)	(0.89)		(0.77)	(0.95)

Net asset value, end of period	$11.33		$10.82	$11.70	$14.39	$11.36		$12.62	$12.96

Total Return(c)
Based on net asset value	6.09	%(d)	(1.26)%	(3.48)%	34.36%	(3.36	)%(d)	3.79%	4.81%

Ratios to Average Net Assets(e)
Total expenses	0.75	%(f)	0.71%	0.69%	0.68%	0.69	%(f)	0.70%	0.66%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.71%	0.69%	0.68%	0.69	%(f)	0.70%	0.66%

Total expenses after fees waived and/or reimbursed excluding professional fees for foreign withholding tax claims	0.71	%(f)	0.71%	0.69%	0.68%	0.69	%(f)	0.70%	0.66%

Net investment income	2.02	%(f)	2.30%	1.65%	2.30%	2.83	%(f)	2.75%	3.08%

Supplemental Data
Net assets, end of period (000)	$174,250		$177,933	$75,202	$81,959	$66,498		$78,860	$94,364

Portfolio turnover rate	23%		53%	42%	86%	28%		20%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Fund

	Institutional

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$17.76		$18.08	$24.93	$15.99	$16.94		$15.18	$17.17

Net investment income(a)	0.10		0.19	0.28	0.27	0.03		0.23	0.29
Net realized and unrealized gain (loss)	0.92		(0.32)	(5.51)	8.74	(0.78)		1.78	(2.03)

Net increase (decrease) from investment operations	1.02		(0.13)	(5.23)	9.01	(0.75)		2.01	(1.74)

Distributions(b)
From net investment income	(0.12)		(0.19)	(0.17)	(0.07)	(0.20)		(0.25)	(0.25)
From net realized gain	—		—	(1.45)	—	—		—	—

Total distributions	(0.12)		(0.19)	(1.62)	(0.07)	(0.20)		(0.25)	(0.25)

Net asset value, end of period	$18.66		$17.76	$18.08	$24.93	$15.99		$16.94	$15.18

Total Return(c)
Based on net asset value	5.71	%(d)	(0.60)%	(22.33)%	56.46%	(4.53	)%(d)	13.57%	(10.33)%

Ratios to Average Net Assets(e)
Total expenses	0.78	%(f)	0.77%	0.73%	0.83%	1.02	%(f)	1.04%	0.95%

Total expenses after fees waived and/or reimbursed	0.68	%(f)	0.65%	0.65%	0.67%	0.89	%(f)	0.89%	0.91%

Total expenses after fees waived and/or reimbursed excluding professional fees for foreign withholding tax claims	0.65	%(f)	0.65%	0.65%	0.67%	0.89	%(f)	0.89%	0.91%

Net investment income	1.15	%(f)	1.16%	1.28%	1.24%	0.31	%(f)	1.48%	1.68%

Supplemental Data
Net assets, end of period (000)	$1,018,634		$1,045,591	$1,335,501	$876,037	$200,623		$186,318	$178,081

Portfolio turnover rate	53%		81%	103%	77%	75%		114%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights    (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Investor A

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$17.32		$17.62	$24.34	$15.62	$16.55		$14.84	$16.75

Net investment income(a)	0.08		0.15	0.18	0.15	0.00		0.18	0.23
Net realized and unrealized gain (loss)	0.88		(0.31)	(5.34)	8.61	(0.76)		1.74	(1.96)

Net increase (decrease) from investment operations	0.96		(0.16)	(5.16)	8.76	(0.76)		1.92	(1.73)

Distributions(b)
From net investment income	(0.10)		(0.14)	(0.11)	(0.04)	(0.17)		(0.21)	(0.18)
From net realized gain	—		—	(1.45)	—	—		—	—

Total distributions	(0.10)		(0.14)	(1.56)	(0.04)	(0.17)		(0.21)	(0.18)

Net asset value, end of period	$18.18		$17.32	$17.62	$24.34	$15.62		$16.55	$14.84

Total Return(c)
Based on net asset value	5.52	%(d)	(0.78)%	(22.55)%	56.12%	(4.70	)%(d)	13.24%	(10.48)%

Ratios to Average Net Assets(e)
Total expenses	1.05	%(f)	1.11%	1.03%	1.12%	1.29	%(f)	1.34%	1.27%

Total expenses after fees waived and/or reimbursed	0.93	%(f)	0.90%	0.90%	0.93%	1.14	%(f)	1.14%	1.19%

Total expenses after fees waived and/or reimbursed excluding professional fees for foreign withholding tax claims	0.90	%(f)	0.90%	0.90%	0.93%	1.14	%(f)	1.14%	1.19%

Net investment income	0.90	%(f)	0.94%	0.83%	0.76%	0.05	%(f)	1.19%	1.38%

Supplemental Data
Net assets, end of period (000)	$343,404		$341,132	$406,976	$631,316	$367,092		$381,389	$285,527

Portfolio turnover rate	53%		81%	103%	77%	75%		114%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights    (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Investor C

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$15.89		$16.21	$22.54	$14.55	$15.40		$13.77	$15.52

Net investment income (loss)(a)	0.01		0.02	0.03	(0.09)	(0.07)		0.06	0.09
Net realized and unrealized gain (loss)	0.82		(0.28)	(4.94)	8.08	(0.71)		1.65	(1.84)

Net increase (decrease) from investment operations	0.83		(0.26)	(4.91)	7.99	(0.78)		1.71	(1.75)

Distributions(b)
From net investment income	(0.05)		(0.06)	(0.02)	—	(0.07)		(0.08)	—
From net realized gain	—		—	(1.40)	—	—		—	—

Total distributions	(0.05)		(0.06)	(1.42)	—	(0.07)		(0.08)	—

Net asset value, end of period	$16.67		$15.89	$16.21	$22.54	$14.55		$15.40	$13.77

Total Return(c)
Based on net asset value	5.19	%(d)	(1.58)%	(23.12)%	54.92%	(5.12	)%(d)	12.49%	(11.28)%

Ratios to Average Net Assets(e)
Total expenses	1.83	%(f)	1.82%	1.81%	2.02%	2.18	%(f)	2.25%	2.15%

Total expenses after fees waived and/or reimbursed	1.68	%(f)	1.65%	1.65%	1.74%	1.89	%(f)	1.89%	2.00%

Total expenses after fees waived and/or reimbursed excluding professional fees for foreign withholding tax claims	1.65	%(f)	1.65%	1.65%	1.74%	1.89	%(f)	1.89%	2.00%

Net investment income (loss)	0.15	%(f)	0.14%	0.14%	(0.51)%	(0.76	)%(f)	0.43%	0.54%

Supplemental Data
Net assets, end of period (000)	$5,909		$6,299	$9,006	$10,874	$39,891		$53,396	$50,344

Portfolio turnover rate	53%		81%	103%	77%	75%		114%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights    (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Class K

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Period from 01/25/18 to 10/31/18	(a)

Net asset value, beginning of period	$17.77		$18.09	$24.94	$15.99	$16.95		$15.20	$19.02

Net investment income(b)	0.11		0.20	0.30	0.28	0.04		0.25	0.27
Net realized and unrealized gain (loss)	0.91		(0.32)	(5.52)	8.75	(0.79)		1.77	(4.09)

Net increase (decrease) from investment operations	1.02		(0.12)	(5.22)	9.03	(0.75)		2.02	(3.82)

Distributions(c)
From net investment income	(0.12)		(0.20)	(0.18)	(0.08)	(0.21)		(0.27)	—
From net realized gain	—		—	(1.45)	—	—		—	—

Total distributions	(0.12)		(0.20)	(1.63)	(0.08)	(0.21)		(0.27)	—

Net asset value, end of period	$18.67		$17.77	$18.09	$24.94	$15.99		$16.95	$15.20

Total Return(d)
Based on net asset value	5.73	%(e)	(0.54)%	(22.29)%	56.60%	(4.54	)%(e)	13.61%	(20.08	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.67	%(g)	0.66%	0.63%	0.66%	0.85	%(g)	0.90%	0.83	%(g)

Total expenses after fees waived and/or reimbursed	0.63	%(g)	0.60%	0.60%	0.61%	0.83	%(g)	0.84%	0.80	%(g)

Total expenses after fees waived and/or reimbursed excluding professional fees for foreign withholding tax claims	0.60	%(g)	0.60%	0.60%	0.61%	0.83	%(g)	0.84%	0.80	%(g)

Net investment income	1.21	%(g)	1.21%	1.40%	1.29%	0.48	%(g)	1.58%	2.10	%(g)

Supplemental Data
Net assets, end of period (000)	$342,190		$328,126	$434,110	$203,250	$27,572		$16,983	$3,353

Portfolio turnover rate	53%		81%	103%	77%	75%		114%	102	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights    (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Class R

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$17.39		$17.69	$24.43	$15.69	$16.56		$14.83	$16.73

Net investment income (loss)(a)	0.06		0.11	0.15	0.08	(0.03)		0.14	0.19
Net realized and unrealized gain (loss)	0.88		(0.31)	(5.39)	8.67	(0.77)		1.76	(1.97)

Net increase (decrease) from investment operations	0.94		(0.20)	(5.24)	8.75	(0.80)		1.90	(1.78)

Distributions(b)
From net investment income	(0.09)		(0.10)	(0.05)	(0.01)	(0.07)		(0.17)	(0.12)
From net realized gain	—		—	(1.45)	—	—		—	—

Total distributions	(0.09)		(0.10)	(1.50)	(0.01)	(0.07)		(0.17)	(0.12)

Net asset value, end of period	$18.24		$17.39	$17.69	$24.43	$15.69		$16.56	$14.83

Total Return(c)
Based on net asset value	5.39	%(d)	(1.03)%	(22.74)%	55.76%	(4.85	)%(d)	12.99%	(10.73)%

Ratios to Average Net Assets(e)
Total expenses	1.39	%(f)	1.43%	1.40%	1.29%	1.54	%(f)	1.60%	1.51%

Total expenses after fees waived and/or reimbursed	1.18	%(f)	1.15%	1.15%	1.19%	1.39	%(f)	1.39%	1.43%

Total expenses after fees waived and/or reimbursed excluding professional fees for foreign withholding tax claims	1.15	%(f)	1.15%	1.15%	1.19%	1.39	%(f)	1.39%	1.43%

Net investment income (loss)	0.63	%(f)	0.67%	0.70%	0.41%	(0.33	)%(f)	0.94%	1.13%

Supplemental Data
Net assets, end of period (000)	$5,705		$4,560	$5,171	$5,730	$5,250		$10,292	$16,624

Portfolio turnover rate	53%		81%	103%	77%	75%		114%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) and BlackRock Series, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Global Dividend Portfolio and BlackRock International Fund (collectively, the “Funds” or individually, a “Fund”) are series of the Trust and the Corporation, respectively.

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Global Dividend Portfolio	Global Dividend Portfolio	Diversified
BlackRock International Fund	International Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

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Notes to Financial Statements (unaudited) (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Global Dividend Portfolio pays the Manager a monthly fee, based on the average daily net assets that are attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Investment Advisory Fees

Average Daily Net Assets	Global Dividend Portfolio

First $1 billion	0.600%
$1 billion - $2 billion	0.550
$2 billion - $3 billion	0.525
Greater than $3 billion	0.500

For such services, International Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of International Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	International Fund

First $1 billion	0.600%
$1 billion - $3 billion	0.560
$3 billion - $5 billion	0.540
$5 billion - $10 billion	0.520
Greater than $10 billion	0.510

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Notes to Financial Statements (unaudited) (continued)

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Global Dividend Portfolio		International Fund

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	—	0.25%	—
Investor C	0.25	0.75%	0.25	0.75%
Class R	N/A	N/A	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Global Dividend Portfolio	$472,050	$112,516	$—	$584,566
International Fund	432,988	30,523	14,018	477,529

Administration: The Trust, on behalf of Global Dividend Portfolio, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Global Dividend Portfolio	$68,270	$37,703	$2,255	$17,712	$125,940

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2023, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations.

Fund Name	Institutional	Total

International Fund	$108,416	$108,416

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Global Dividend Portfolio	$901	$5,335	$1,603	$152	$—	$7,991
International Fund	5,108	4,547	1,128	921	136	11,840

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Global Dividend Portfolio	$291,368	$159,863	$16,996	$5,949	$—	$474,176
International Fund	735,065	275,139	5,769	36,260	6,817	1,059,050

Other Fees: For the six months November 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Global Dividend Portfolio	$1,836
International Fund	3,547

For the six months ended November 30, 2023, affiliates received CDSCs as follows:

Share Class	Global Dividend Portfolio	International Fund

Investor A	$2,299	$1,076
Investor C	981	302

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived

Global Dividend Portfolio	$4,004
International Fund	14,963

With respect to Global Dividend Portfolio, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through June 30, 2025. With respect to International Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2023, there were no fees waived by the Manager pursuant to these arrangements.

With respect to International Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K	Class R

0.65%	0.90%	1.65%	0.60%	1.15%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of International Fund. For the six months ended November 30, 2023, the Manager waived and/or reimbursed investment advisory fees of $143,013, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific, in the Statements of Operations. For the six months ended November 30, 2023, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

International Fund	$ 472,368	$ 189,741	$ 4,202	$ 36,209	$ 5,458	$ 707,978

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, the Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the

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Notes to Financial Statements (unaudited) (continued)

best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income—affiliated—net in the Statements of Operations. For the six months ended November 30, 2023, the Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

International Fund	$392

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s/the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Global Dividend Portfolio	$285,187,491	$357,906,825
International Fund	907,923,538	987,076,482

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

As of May 31, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	Qualified Late-Year Capital Losses

Global Dividend Portfolio	$—	$16,038,978
International Fund	507,387,239	—

As of November 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Global Dividend Portfolio	$1,050,115,078	$225,539,563	$(29,822,406)	$195,717,157
International Fund	1,550,909,663	219,850,539	(31,038,251)	188,812,288

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Financial Statements (unaudited) (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the certain Funds invest.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/23		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Global Dividend Portfolio

Institutional

Shares sold	4,439,492	$49,319,129	25,696,231	$269,175,714

Shares issued in reinvestment of distributions	657,213	7,433,501	3,494,072	35,467,513

Shares redeemed	(8,352,474)	(92,108,433)	(39,413,722)	(411,776,019)

	(3,255,769)	$(35,355,803)	(10,223,419)	$(107,132,792)

Investor A

Shares sold and automatic conversion of shares	1,063,353	$11,670,018	4,016,050	$41,954,904

Shares issued in reinvestment of distributions	356,197	4,016,337	2,297,321	23,205,051

Shares redeemed	(3,676,228)	(40,432,735)	(11,849,877)	(123,257,138)

	(2,256,678)	$(24,746,380)	(5,536,506)	$(58,097,183)

Investor C

Shares sold	86,489	$949,279	246,406	$2,554,868

Shares issued in reinvestment of distributions	15,381	174,421	171,239	1,718,670

Shares redeemed and automatic conversion of shares	(482,065)	(5,280,550)	(1,681,998)	(17,574,923)

	(380,195)	$(4,156,850)	(1,264,353)	$(13,301,385)

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/23		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Global Dividend Portfolio (continued)

Class K

Shares sold	441,860	$4,884,493	13,439,389	$145,803,960

Shares issued in reinvestment of distributions	171,061	1,937,460	442,396	4,514,841

Shares redeemed	(1,678,388)	(18,525,094)	(3,861,335)	(40,547,836)

	(1,065,467)	$(11,703,141)	10,020,450	$109,770,965

	(6,958,109)	$(75,962,174)	(7,003,828)	$(68,760,395)

International Fund

Institutional

Shares sold	7,231,703	$131,676,170	33,049,390	$550,751,071

Shares issued in reinvestment of distributions	333,110	6,365,724	698,947	11,052,333

Shares redeemed	(11,837,370)	(213,710,317)	(48,760,357)	(799,476,065)

	(4,272,557)	$(75,668,423)	(15,012,020)	$(237,672,661)

Investor A

Shares sold and automatic conversion of shares	1,170,869	$20,992,182	2,318,786	$37,661,812

Shares issued in reinvestment of distributions	95,975	1,788,976	129,692	2,116,883

Shares redeemed	(2,081,192)	(37,006,357)	(5,841,444)	(94,459,924)

	(814,348)	$(14,225,199)	(3,392,966)	$(54,681,229)

Investor C

Shares sold	15,490	$254,642	52,883	$783,571

Shares issued in reinvestment of distributions	926	15,854	1,567	23,798

Shares redeemed and automatic conversion of shares	(58,294)	(958,888)	(213,748)	(3,196,926)

	(41,878)	$(688,392)	(159,298)	$(2,389,557)

Class K

Shares sold	2,569,620	$46,961,709	5,807,671	$96,724,144

Shares issued in reinvestment of distributions	116,615	2,228,510	268,182	4,225,037

Shares redeemed	(2,821,253)	(51,435,814)	(11,612,682)	(190,616,182)

	(135,018)	$(2,245,595)	(5,536,829)	$(89,667,001)

Class R

Shares sold	68,760	$1,228,154	75,326	$1,254,131

Shares issued in reinvestment of distributions	1,494	27,946	1,672	25,326

Shares redeemed	(19,796)	(351,894)	(107,016)	(1,675,131)

	50,458	$904,206	(30,018)	$(395,674)

	(5,213,343)	$(91,923,403)	(24,131,131)	$(384,806,122)

12.	FOREIGN WITHHOLDINGS TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which for each of the Funds is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

Global Dividend Portfolio is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds II (the “Trust”), on behalf of BlackRock Global Dividend Portfolio, and BlackRock Series, Inc. (the “Corporation”), on behalf of BlackRock International Fund, have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Global Dividend Portfolio and BlackRock International Fund (the “Funds”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees of the Trust and the Board of Directors of the Corporation (together, the “Board”), on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information   (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10001

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/Corporation

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	43

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLINT-11/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series, Inc.

Date: January 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series, Inc.

Date: January 19, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Series, Inc.

Date: January 19, 2024